Principal Exchange-Traded Funds
Supplement dated March 30, 2022
to the Prospectus dated November 1, 2021
(as previously supplemented)

FUND SUMMARY FOR PRINCIPAL MILLENNIALS ETF
On or about July 15, 2022, the Principal Millennials ETF will change its name to the Principal Millennial Global Growth ETF. On that date, delete all references in this prospectus to the Principal Millennials ETF, and replace with Principal Millennial Global Growth ETF.
The Principal Millennials ETF (to be known as the Principal Millennial Global Growth ETF) is currently considered passively managed because it seeks performance results that closely correspond, before expenses, to those of an underlying index. Additionally, the Fund is subject to a fundamental investment restriction relating to industry concentration that is tied to its underlying index. At its December 2021 meeting, the Fund's Board approved a proposal for the Fund to become actively managed. As a result, the Board also approved amending the fundamental investment restriction relating to industry concentration and recommended that the Fund's shareholders vote in favor of the change at a shareholder meeting to be held May 24, 2022.
Subject to such shareholder approval, as well as to Securities and Exchange Commission Staff comments that the Fund may receive with respect to related amendments to the Fund's registration statement, the Fund expects that the following changes will be effective on or about July 15, 2022, when the Fund expects to begin transitioning to active management:
Delete the Objective and replace with the following:
Objective:     The Fund seeks long-term growth of capital.
Add the following at the end of the Portfolio Turnover section:
The Fund's transition to active management may cause it to experience an abnormally high level of portfolio turnover during the period of the transition.
Delete the Principal Investment Strategies and replace with the following:
Principal Investment Strategies
Under normal circumstances, the Fund primarily invests in equity securities, focusing on growth equity securities. Growth strategies emphasize buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. In particular, the Fund seeks to invest in securities of companies that are impacted by the spending and lifestyle activities of the Millennial generation, which refers to people born from 1980 to the mid-2000s. For security selection and portfolio construction, Principal Global Investors, LLC (“PGI”) uses a proprietary quantitative model designed to identify equity securities of companies in the MSCI ACWI Index with medium or high Millennial exposure, based on the materiality of the company's exposure to Millennial-related themes and the potential role of Millennials in driving long-term growth. For example, a security of a company with high exposure means that PGI has determined that Millennials-related products, technologies, services and solutions are core to the company's business model, strategy and research and development, and are material to sales and/or growth. Market segments with the greatest Millennial exposure are likely to include, without limitation, consumer goods (including fashion and apparel), social media and e-commerce, and digital media and technology. Under normal circumstances, the Fund invests at least 40% of its net assets in foreign and emerging market securities. The Fund invests in equity securities of different market capitalizations (small, medium, or large) and also uses value style strategies as part of the model.
The Fund’s holdings are expected to be rebalanced at least annually. However, PGI may make any adjustments to the model and Fund holdings at its discretion. In constructing and revising the model and managing the Fund’s investments, PGI uses insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that may impact the Fund and its holdings.
The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the consumer discretionary sector and one or more industries within the communication services sector.
Under Principal Risks, delete the Index Fund Risk, and replace with the following in alphabetical order:
Model Risk. Because PGI uses quantitative models to select and hold securities, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
Under Performance, add the following before the Total Returns as of December 31 bar chart, and as a footnote to the Average Annual Total Returns table:
Prior to July 15, 2022, the Fund was known as the Principal Millennials ETF, and the objective and strategy of the Fund differed from its current objective and strategy. Accordingly, performance of the Fund for periods prior to that date may not be representative of the performance the Fund would have achieved had the Fund been following its current objective and strategy.
Under Performance, add the following row to the Average Annual Total Returns table (table heading is included here for clarity):

Average Annual Total Returns (Based on NAV)
For the periods ended December 31, 2020
	1 Year	Life of Fund
MSCI ACWI Index NTR (reflects withholding taxes on foreign dividends, no deductions for fees, expenses, or taxes)	16.80%	13.30%
Under Performance, add the following at the end of the section:
Effective July 15, 2022, the Fund changed its primary broad-based index to the MSCI ACWI Index in connection with the Fund's change to an actively managed Fund. Prior to that date, the Fund was passively managed to correspond to the Nasdaq Global Millennial Opportunity Index.
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